Exhibit 99.1

FOR IMMEDIATE RELEASE

Cellu Tissue Holdings, Inc. Announces Second Quarter 2007 Results

East Hartford, Conn. — October 5, 2006—Cellu Tissue Holdings, Inc. (the “Company” or “Cellu Tissue”), an established leader in the manufacturing of high-quality business-to-business and consumer tissue grades used in health care and consumer products worldwide, today announced financial results for the second quarter ended August 24, 2006.

On June 12, 2006, Cellu Paper Holdings, Inc., the Company’s parent company, was acquired by Cellu Parent Corporation, a corporation controlled by Weston Presidio V.L.P., and certain members of the Company’s management in accordance with the Agreement and Plan of Merger by and among Cellu Paper Holdings, Inc., Cellu Parent Corporation and Cellu Acquisition Corporation, a wholly owned subsidiary of Cellu Parent Corporation (the “Merger”).  Pursuant to the agreement, on June 12, 2006, Cellu Acquisition Corporation was merged with and into Cellu Paper Holdings, Inc. with Cellu Paper Holdings, Inc. surviving.

The 2007 second quarter results presented below include the period from May 26, 2006 to June 12, 2006 (pre-acquisition) and the period June 13, 2006 to August 24, 2006 (post-acquisition).

Second Quarter 2007 Operating Results

Net sales for the period May 26, 2006 to June 12, 2006 and the period June 13, 2006 to August 24, 2006 were $15.6 million and $68.6 million, respectively.  Gross profit for the period May 26, 2006 to June 12, 2006 and the period June 13, 2006 to August 24, 2006 was $1.3 million and $3.4 million, respectively.  Operating loss for the period May 26, 2006 to June 12, 2006 and the period June 13, 2006 to August 24, 2006 was $6.9 million and $.9 million, respectively.  EBITDA for the period May 26, 2006 to June 12, 2006 and the period June 13, 2006 to August 24, 2006 was $6.3 million (loss) and $3.8 million, respectively.

Net sales for the second quarter ended August 24, 2006 totaled $84.2 million compared to $86.0 million for the comparable period in the prior year, a decrease of $1.8 million, or 2.2%.  For the second quarter ended August 24, 2006 the Company sold 64,840 tons of tissue hard rolls, machine-glazed paper hard rolls and converted paper products.  This is a decrease of 3,523 tons, or 5.2%, over the comparable period in the prior year.  Included in this decrease is the effect of the shutdown of the machine-glazed machine at the Company’s Ontario facility, which occurred in the third quarter of the fiscal year ended February 28, 2006 and represents a decrease of 1,999 tons in the second quarter ended August 24, 2006, compared to the second quarter of the prior fiscal year.  Net of the effect of this, tons sold decreased 1,524, or 2.2%, for the second quarter ended August

24, 2006 over the comparable period in the prior year.  Partially offsetting the decrease in volume sold for the second quarter ended August 24, 2006 was an increase in net selling price per ton to $1,298 for the second quarter ended August 24, 2006 from $1,258 for the comparable period in the prior year.   Net sales within the Tissue Segment for the second quarter ended August 24, 2006 totaled $60.9 million consistent with the comparable period in the prior year.  Net sales within the Machine-Glazed Paper Segment for the second quarter ended August 24, 2006 totaled $23.3 million, a decrease of 7.5% from $25.1 million for the comparable period in the prior year.  This decrease is driven by the decrease in tonnage sold as noted above, partially offset by an increase in net selling price per ton.

For the second quarter ended August 24, 2006, Cellu Tissue reported gross profit of $4.7 million, or 5.6%, of net sales, compared to $7.6 million, or 8.9%, for the comparable period in the prior year.  Included in the second quarter ended August 24, 2006 is a noncash charge to cost of goods sold reflecting $.9 million of excess purchase price allocated to inventory and $1.5 million of additional depreciation expense in cost of goods sold as compared to our historical basis of accounting prior to the Merger.   Loss from operations for the second quarter ended August 24, 2006 was $7.8 million compared to income of $3.7 million for the comparable period in the prior year.  Loss from operations in the Tissue Segment for the second quarter ended August 24, 2006 was $4.3 million compared to income of $2.8 million for the second quarter in the prior year.    Loss from operations in the Machine-Glazed Paper Segment for the second quarter ended August 24, 2006 was $3.5 million compared to income of $.9 million for the second quarter in the prior year.  These decreases are the result of the decrease in gross profit as noted above, $5.9 million of merger related transaction costs and $.2 million of restructuring costs incurred in the second quarter ended August 24, 2006 and an increase in selling, general and administrative expenses from the prior year.  Included in selling, general and administrative expenses for the second quarter ended August 24, 2006 is $1.0 million of non-cash compensation expense related to the vesting of restricted stock awards, $1.5 million of other compensation expense related to tax payments associated with such awards and $.6 million of other compensation expense related to the Merger.

For the second quarter ended August 24, 2006, the Company reported a pretax loss of $11.8 million, compared to a pretax loss of $1.0 million for the comparable period in the prior year.   For the second quarter ended August 24, 2006, the Company experienced a net loss of $8.7 million, compared to a net loss of $.9 million for the comparable period in the prior year.

Earnings before interest, taxes, depreciation and amortization (EBITDA) for the second quarter ended August 24, 2006 totaled $2.5 million (loss), compared to $7.5 million for the comparable period in the prior year.

Russell C. Taylor, President and Chief Executive Officer of Cellu Tissue, commented:  “After adjusting for all the 2007 merger expenses, our business results remain slightly behind last year.  This is being driven primarily by the MG business results, which traditionally are more greatly impacted by the pulp cycle.  Our tissue business continues to deliver year over year improvement and remains our key strategic focus.”

Notice Relating to the Use of Non-GAAP Measures

Attached to this press release are tables setting forth our unaudited consolidated statements of operations, financial position, selected consolidated financial data including information concerning our cash flow position, combined consolidated statements of operations with respect to the period from May 26, 2006 to June 12, 2006 (pre-acquisition) and the period from June 13, 2006 to August 24, 2006 (post-acquisition), selected consolidated segment data, and reconciliations of consolidated net income from operations to consolidated EBITDA.   EBITDA is not a measure of performance under accounting principles generally accepted in the United States and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow data prepared in accordance with generally accepted accounting principles.  We have presented EBITDA because this measure is used by investors, as well as our own management, to evaluate the operating performance of our business, including its ability to service debt.

Cellu Tissue’s management invites you to listen to our conference call on October 6, 2006 at 10 a.m. ET regarding second quarter fiscal 2007 financial results.  The dial-in number is (800) 230-1766 or International (612) 332-0932; participant code 843635.

A taped replay of the conference call will be available after 1:30 p.m. October 6, 2006 until October 20, 2006. The number to call for the taped replay is (800) 475-6701 or International (320) 365-3844, access code 843635.

Cellu Tissue Holdings, Inc. is a manufacturer of a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, facial and bath tissue, assorted paper towels and food wraps.  In addition, the Company produces a variety of converted tissue products.  Cellu Tissue’s customers include major North American producers of branded and unbranded disposable consumer absorbent and tissue products for the personal and health care markets; consumer and away-from-home tissue products companies; national and regional tissue products distributors; and third-party converters who sell their products to food, bakery and confections companies. Cellu Tissue services a diverse group of high-quality customers, with three of its top 10 customers belonging to the Fortune 150 group of companies.

For more information, contact Cellu Tissue Holdings, Inc. at www. cellutissue.com.

CELLU TISSUE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Dollars, in thousands)

	For the Periods
	Post-Acquisition	Pre-Acquisition
	June 13, 2006-	May 26, 2006-	May 27, 2005-
	August 24, 2006	June 12, 2006	August 25, 2005

Net sales	$68,562	$15,600	$86,018
Cost of goods sold	65,217	14,263	78,395
Gross profit	3,345	1,337	7,623

Selling, general and administrative expenses	3,915	2,437	3,159
Restructuring costs	240	—	—
Merger-related transaction costs	102	5,806	762
(Loss) income from operations	(912)	(6,906)	3,702

Interest expense, net	3,153	843	4,315
Foreign currency (gain) loss	(67)	84	384
Other income	(17)	(2)	(36)
Loss before income tax benefit	(3,981)	(7,831)	(961)

Income tax benefit	(1,362)	(1,772)	(105)
Net loss	$(2,619)	$(6,059)	$(856)

CELLU TISSUE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Dollars, in thousands)

	For the Periods
	Post-Acquisition	Pre-Acquisition
	June 13, 2006-	March 1, 2006	March 1, 2005-
	August 24, 2006	June 12, 2006	August 25, 2005

Net sales	$68,562	$94,242	$163,662
Cost of goods sold	65,217	86,054	149,045
Gross profit	3,345	8,188	14,617

Selling, general and administrative expenses	3,915	5,585	6,158
Restructuring costs	240	—	—
Merger-related transaction costs	102	5,933	889
(Loss) income from operations	(912)	(3,330)	7,570

Interest expense, net	3,153	4,896	8,448
Foreign currency (gain) loss	(67)	289	284
Other income	(17)	(27)	(32)
Loss before income tax benefit	(3,981)	(8,488)	(1,130)

Income tax benefit	(1,362)	(1,953)	(165)
Net loss	$(2,619)	$(6,535)	$(965)

CELLU TISSUE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars, in thousands)

	August 24	February 28
	2006	2006
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,136	$22,824
Receivables, net	34,050	35,054
Inventories	27,943	27,920
Prepaid expenses and other current assets	3,661	3,378
Income tax receivable	1,886	362
Deferred income taxes	2,894	2,932
TOTAL CURRENT ASSETS	88,570	92,470
PROPERTY, PLANT AND EQUIPMENT, NET	242,121	98,090
DEBT ISSUANCE COSTS	—	5,746
GOODWILL	—	13,724
OTHER ASSETS	211	202
TOTAL ASSETS	$330,902	$210,232

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable	$18,990	$18,648
Accrued expenses	13,563	16,005
Accrued interest	6,989	7,232
Current portion of long-term debt	—	290
TOTAL CURRENT LIABILITIES	39,542	42,175
LONG-TERM DEBT, LESS CURRENT PORTION	160,035	160,790
DEFERRED INCOME TAXES	53,166	13,962
OTHER LIABILITIES	35,199	210
STOCKHOLDERS’ EQUITY(DEFICIENCY)	42,960	(6,905)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIENCY)	$330,902	$210,232

CELLU TISSUE HOLDINGS, INC.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY (Unaudited)
(Dollars, in thousands)

	For the Periods
	Post-Acquisition	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	March 1, 2005-
	August 24, 2006	June 12, 2006	August 25, 2005

OPERATING ACTIVITIES
Net loss	$(2,619)	$(6,535)	$(965)
Noncash inventory charge	909	—	—
Stock-based compensation	136	924	—
Deferred income taxes	(558)	(396)	(594)
Accretion of debt discount	60	85	146
Amortization of intangibles	—	406	694
Depreciation	4,516	4,227	8,071
Gain on sale of property, plant & equipment	—	—	(25)
Changes in working capital	3,207	(5,250)	(4,583)
Net cash provided by (used in) operating activities	5,651	(6,539)	2,744

INVESTING ACTIVITIES
Equity investment by Weston Presidio	45,762	—	—
Capital expenditures	(1,884)	(1,938)	(7,412)
Net cash provided by (used in) investing activities	43,878	(1,938)	(7,412)

FINANCING ACTIVITIES
Merger consideration paid to former shareholders	(45,762)	—
Payments on debt	—	(290)	(280)
Debt issuance costs	—	—	(2)
Net cash used in financing activities	(45,762)	(290)	(282)

Effect of foreign currency	(50)	362	233

Net increase (decrease) in cash and cash equivalents	3,717	(8,405)	(4,717)
Cash and cash equivalents at beginning of period	14,419	22,824	26,959
Cash and cash equivalents at end of period	$18,136	$14,419	$22,242

CELLU TISSUE HOLDINGS, INC.
COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars, in thousands)

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	May 26, 2006-	Three Months Ended	May 27, 2005-
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005

Net sales	$68,562	$15,600	$84,162	$86,018
Cost of goods sold	65,217	14,263	79,480	78,395
Gross profit	3,345	1,337	4,682	7,623

Selling, general and administrative expenses	3,915	2,437	6,352	3,159
Restructuring costs	240	—	240	—
Merger-related transaction costs	102	5,806	5,908	762
(Loss) income from operations	(912)	(6,906)	(7,818)	3,702

Interest expense, net	3,153	843	3,996	4,315
Foreign currency (gain) loss	(67)	84	17	384
Other income	(17)	(2)	(19)	(36)
Loss before income tax benefit	(3,981)	(7,831)	(11,812)	(961)

Income tax benefit	(1,362)	(1,772)	(3,134)	(105)
Net loss	$(2,619)	$(6,059)	$(8,678)	$(856)

CELLU TISSUE HOLDINGS, INC.
COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars, in thousands)

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Six Months Ended	March 1, 2005
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005

Net sales	$68,562	$94,242	$162,804	$163,662
Cost of goods sold	65,217	86,054	151,271	149,045
Gross profit	3,345	8,188	11,533	14,617

Selling, general and administrative expenses	3,915	5,585	9,500	6,158
Restructuring costs	240	—	240	—
Merger-related transaction costs	102	5,933	6,035	889
(Loss) income from operations	(912)	(3,330)	(4,242)	7,570

Interest expense, net	3,153	4,896	8,049	8,448
Foreign currency (gain) loss	(67)	289	222	284
Other income	(17)	(27)	(44)	(32)
Loss before income tax benefit	(3,981)	(8,488)	(12,469)	(1,130)

Income tax benefit	(1,362)	(1,953)	(3,315)	(165)
Net loss	$(2,619)	$(6,535)	$(9,154)	$(965)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED BUSINESS SEGMENT INFORMATION (Unaudited)
(Dollars, in thousands)

BUSINESS SEGMENTS

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	May 26, 2006-	Three Months Ended	May 25, 2005-
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005
NET SALES:
Tissue	$49,024	$11,871	$60,895	$60,858
Machine-Glazed Paper	19,538	3,729	23,267	25,160
Consolidated	$68,562	$15,600	$84,162	$86,018

INCOME (LOSS) FROM OPERATIONS:
Tissue	$(119)	$(4,150)	$(4,269)	$2,766
Machine-Glazed Paper	(793)	(2,756)	(3,549)	936
Consolidated	$(912)	$(6,906)	$(7,818)	$3,702

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Six Months Ended	March 1, 2005-
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005
NET SALES:
Tissue	$49,024	$67,200	$116,224	$116,930
Machine-Glazed Paper	19,538	27,042	46,580	46,732
Consolidated	$68,562	$94,242	$162,804	$163,662

INCOME (LOSS) FROM OPERATIONS:
Tissue	$(119)	$(1,210)	$(1,329)	$5,345
Machine-Glazed Paper	(793)	(2,120)	(2,913)	2,225
Consolidated	$(912)	$(3,330)	$(4,242)	$7,570

CELLU TISSUE HOLDINGS, INC.
RECONCILIATION OF CONSOLIDATED NET LOSS TO EBITDA (Unaudited)
(Dollars, in thousands)

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	May 26, 2006-	Three Months Ended	May 25, 2005-
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005

NET LOSS	$(2,619)	$(6,059)	$(8,678)	$(856)
Add back:
Depreciation	4,516	692	5,208	4,062
Amortization	—	70	70	355
Interest expense	3,224	795	4,019	4,021
Income tax benefit	(1,362)	(1,772)	(3,134)	(105)
EBITDA	$3,759	$(6,274)	$(2,515)	$7,477

	Post-Acquisition	Pre-Acquisition	Combined	Pre-Acquisition
	June 13, 2006-	March 1, 2006-	Six Months Ended	March 1, 2005-
	August 24, 2006	June 12, 2006	August 24, 2006	August 25, 2005

NET LOSS	$(2,619)	$(6,535)	$(9,154)	$(965)
Add back:
Depreciation	4,516	4,227	8,743	8,071
Amortization	—	406	406	694
Interest expense	3,224	4,595	7,819	7,868
Income tax benefit	(1,362)	(1,953)	(3,315)	(165)
EBITDA	$3,759	$740	$4,499	$15,503